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                                                                   EXHIBIT 10.71

                                  SUPPLEMENT
                                  ----------

                                      to

                                LEASE AGREEMENT
                                ---------------
         entered into on 14 August 1996, filed under ERFNR. 327530/96 entered into by and between


a) Walter Reischl, businessman

   5020 Salzburg, Glaser Strabe 24

b) W.R. Druck Medien Ges.m.b.H. & Co. KG (formerly Reischl - Druck Ges.m.b.H &

   Co. KG), Gewerbehofstrabe 394, A-5071 Siezenheim

as landlord, hereinafter referred to as "Landlord"

and

1. Reischl-Druck Ges.m.b.H. (formerly James Upton GmbH), Gewerbehofstrabe 394,

   A-5071 Siezenheim,

2. Tinsley Robor plc, Drayton House, Drayton, Chichester, West Sussex PO 206 EW

   as tenant, hereinafter referred to as "Tenant"

   as follows:



                                  (section) 1

                                   Preamble
                                   --------


On 14 August 1996, the Parties concluded a lease agreement on the real estate,

land register 56542 Siezenheim I, File No. 1060, Salzburg District Court,

consisting of the plot of land No. 434/21 with a total surface of 3,237 (square meters) together with the buildings existing thereon or to be erected in accordance with the map of the planning office Reinhartshuber of 9 April 1990.

It was stated that the extension marked blue on the map drawn up by the above mentioned planning office was not to be covered by the Lease Agreement. However,

"Landlord" has agreed to erect also this extension and to lease it to "Tenant"

at the same terms if the relevant government approvals would be obtained and if

"Tenant" so requests.

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                                      -2-

According to (section) 6 Rent, the agreed rent for the entire premises was ATS

212,530 per month plus maintenance costs within the meaning of the Austrian

Tenancy Act (MRG) excluding applicable V.A.T. Until completion of the extension,

the rent was fixed at ATS 158,530 plus maintenance costs and excluding applicable V.A.T.


The building and the extension as defined in (section) 1 No. 1 (2) of the Lease

Agreement have been completed in the meantime and were delivered to "Tenant" as of 11 November 1996. The extension marked blue (Reinhartshuber map of 9 April

1990) has a surface of 108 (square meters).


                                 (section)  2
                                     Rent
                                     ----


1. The parties agree by unanimous consent to supplement No. 1 of (section) 6

   Rent as follows:

   The rent for the entire premises in accordance with (section) 1 shall be as of 11 November 1996.....................................................ATS

   223,330 per month plus maintenance costs within the meaning of the Austrian

   Tenancy Act and excluding applicable V.A.T.



                                  (section) 3
                                   Addition
                                   --------


The Parties have agreed as follows:

1. One storey will be added to the existing office building so that the office space will be increased by 215 (square meters).

2. The addition shall correspond to the style of the office building.

3. The Parties will reach a separate agreement on the timing of the addition.

4. The sum to be paid upon completion and delivery of the extended office space shall be ATS 130,00 per square meter, that is the sum of

   ...................................................................ATS 27,950
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                                      -3-

per month for 215 (square meters) plus maintenance costs within the meaning of the Austrian Tenancy Act and excluding applicable V.A.T. The addition will thus increase the monthly rent to total.............................ATS 251,280 plus maintenance costs within the meaning of the Austrian Tenancy Act and excluding applicable V.A.T.



                                  (section) 4
                                    General
                                    -------


Any costs and stamp duties which arise in connection with the execution of this supplement shall be borne by "Tenant". This supplement shall not affect the remaining provisions of the Lease Agreement dated 14 August 1996.



Salzburg, this...




------------------------                  -----------------------------------
Walter Reischl                             W.R. Druck Medien GesmbH & Co KG
                                         (formerly Reischl-Druck GmbH & Co KG)




------------------------                            -------------------------
Reischl Druck GmbH                                  Tinsley Robor plc
(formerly James Upton GmbH)